Business Combination - Schedule of Business Acquisitions by Acquisition, Equity Interest Issued or Issuable (Details) - Acquisition of Atkins $ / shares in Units, shares in Thousands, $ in Thousands	6 Months Ended
Feb. 24, 2018 USD ($) $ / shares shares
Business Combination
Shares of Simply Good Foods paid to former equity holders of Atkins | shares	10,250
Fair Value of SMPL equity per share (in dollars per share) | $ / shares	$ 11.47
Equity consideration paid | $	$ 117,567